EXHIBIT 24



                       Power of Attorney


     KNOW ALL MEN BY THESE PRESENTS, that the undersigned Principal Executive

Officer,  Principal Financial Officer, Principal Accounting Officer, officers and/or  directors  of Tucson Electric Power Company, an Arizona  corporation,

which   corporation  proposes  to  file  with  the  Securities  and  Exchange

Commission  an  Annual Report on Form 10-K for the year  ended  December  31,

1994,  under the Securities Exchange Act of 1934, as amended, does  each  for himself and not for one another, hereby constitute and appoint Ira R.  Adler,

Dennis R. Nelson and Karen G. Kissinger and each of them, his true and lawful attorneys,  in  his name, place and stead, to sign his name to said  proposed

Annual  Report on Form 10-K and any and all amendments thereto, and to  cause the  same  to be filed with the Securities and Exchange Commission, it  being intended  to grant and hereby granting to said attorneys, and each  of  them,

full  power  and authority to do and perform any act and thing necessary  and proper to be done in the premises as fully and to all intents and purposes as the  undersigned could do if personally present; and each of the  undersigned for  himself hereby ratifies and confirms all that said attorneys, or any one of them, shall lawfully do or cause to be done by virtue hereof.

      IN WITNESS WHEREOF, each of the undersigned has hereunto set their hand as of the 3rd day of March, 1995.

Charles E. Bayless                  Jose L. Canchola
- ---------------------------         -------------------------------
Charles E. Bayless                  Jose L. Canchola, Director
Principal Executive Officer
and Chairman of the Board of
Directors                           Kathryn N. Dusenberry
                                    -------------------------------
                                    Kathryn N. Dusenberry, Director
Ira R. Adler
- ----------------------------
Ira R. Adler                        John A. Jeter
Principal Financial Officer         -------------------------------
                                    John A. Jeter, Director

Karen G. Kissinger
- ----------------------------        R. B. O'Rielly
Karen G. Kissinger                  -------------------------------
Principal Accounting Officer        R. B. O'Rielly, Director


                                    Martha R. Seger
                                    -------------------------------
                                    Martha R. Seger, Director


                                    Donald G. Shropshire
                                    -------------------------------
                                    Donald G. Shropshire, Director


                                    H. Wilson Sundt
                                    -------------------------------
                                    H. Wilson Sundt, Director



                                    -------------------------------
                                    J. Burgess Winter, Director